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                          ONE GROUP(R) INVESTMENT TRUST

                                   PROSPECTUS
                       Supplement dated February 29, 2000
                       to Prospectus dated March 31, 1999


This supplement clarifies an investment strategy of the Equity Index Portfolio and provides additional information concerning shareholder voting for certain types of variable annuity and variable life contracts.

ONE GROUP INVESTMENT TRUST EQUITY INDEX PORTFOLIO

The One Group Investment Trust Equity Index Portfolio may invest up to 10% of its assets in cash or cash equivalents. Assets held in margin deposits and segregated accounts for futures contracts are not considered cash or cash equivalents for purposes of the 10% limitation.

ADDITIONAL PRIVATE PLACEMENT SHAREHOLDER INFORMATION

If you purchased your variable annuity or variable life contract in connection with a private placement, any questions regarding your variable annuity or variable life contract should be directed to the address and phone number indicated in the private placement memorandum and other documents that you received from your insurance company. If required by the Securities and Exchange Commission, the insurance company that issued your variable annuity or variable life contract will solicit voting instructions from you and other purchasers of variable annuity or variable life contracts with respect to any matters that are presented to a vote of shareholders.


                     INVESTORS SHOULD RETAIN THIS SUPPLEMENT
                    WITH THE PROSPECTUS FOR FUTURE REFERENCE